Exhibit 10.6
TENTH AMENDMENT
     TENTH AMENDMENT (this “Amendment”), dated as of March 6, 2009, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     (a) Amendment to Section 1.1. The definition of “Pilot SAS Facility” is hereby amended and restated in its entirety as follows:
“Pilot SAS Facility”: that certain unsecured credit agreement dated as of March 14, 2008 among Pilot SAS, Crédit Lyonnais SA, BNP Paribas SA and Société Générale SA, as amended from time to time, with a maturity date of not later than June 30, 2009; provided, that the aggregate principal amount of Indebtedness permitted under such credit agreement shall in no event exceed the US Dollar Equivalent of €55,000,000.
          Amendment to Section 6.2(o). Section 6.2(o) is hereby amended and restated in its entirety to read as follows:
"(o) Guarantee Obligations of Quiksilver in connection with the Pilot SAS Facility so long as (x) the aggregate principal amount of such Guarantee Obligations does not exceed the US Dollar Equivalent of €55,000,000, (y) the terms and conditions of the related Guarantee dated March 17, 2008 made by Quiksilver in favor of BNP Paribas, as agent, as in effect on March 17, 2008 are not amended or otherwise modified (it being understood that an acknowledgment of such terms and conditions will not be deemed to be an amendment or modification thereof) and (z) copies of all amendments or other modifications to the Pilot SAS Facility are delivered to the US Administrative Agent promptly after the execution thereof.”
          Amendment to Section 6.7. Section 6.7 is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) replacing the period at the end of clause (p) thereof with “; and” and (iii) adding the following new clause (q) at the end thereof:
"(q) investments consisting of the Guarantee Obligations permitted by Section 6.2(o)”.
     II. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which the Borrowers and the Majority Lenders shall have duly executed and delivered to the US Administrative Agent this Amendment.
     III. Trademark License Agreement. The US Administrative Agent shall have received on or before March 20, 2009, a duly authorized and fully executed copy of a Trademark License Agreement, in form and substance satisfactory to the US Administrative Agent, by and among QS Holdings SARL, Quiksilver International Pty Ltd. (collectively, the “Licensors”) and Quiksilver, Inc., as licensee, with respect to certain trademarks owned by the Licensors, including “Quiksilver” and all related trademarks, trade names and trade designs.
     IV. Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     V. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     VI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     VII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

2

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.
By:

Name:

Title:

QUIKSILVER AMERICAS, INC.
By:

Name:

Title:

Tenth Amendment Signature Page

JPMORGAN CHASE BANK, NA, as US Administrative Agent and as a Lender
By:

Name:

Title:

Tenth Amendment Signature Page

BANK OF AMERICA, NA., as Documentation Agent and as a Lender
By:

Name:

Title:

Tenth Amendment Signature Page

UNION BANK OF CALIFORNIA, NA., as Syndication Agent and as a Lender
By:

Name:

Title:

Tenth Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES POPULAIRES)
By:

Name:

Title:

By:

Name:

Title:

Tenth Amendment Signature Page

ALLIED IRISH BANK
By:

Name:

Title:

By:

Name:

Title:

Tenth Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.
By:

Name:

Title:

Tenth Amendment Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION
By:

Name:

Title:

Tenth Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK
By:

Name:

Title:

By:

Name:

Title:

Tenth Amendment Signature Page

BNP PARIBAS
By:

Name:

Title:

By:

Name:

Title:
Tenth Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION
By:

Name:

Title:

Tenth Amendment Signature Page

SOCIÉTÉ GÉNÉRALE
By:

Name:

Title:

Tenth Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.
By:

Name:

Title:

QS WHOLESALE, INC.
By:

Name:

Title:

DC SHOES, INC.
By:

Name:

Title:

HAWK DESIGNS, INC.
By:

Name:

Title:

MERVIN MANUFACTURING, INC.
By:

Name:

Title:

FIDRA, INC.
By:

Name:

Title:

ROSSIGNOL SKI COMPANY INCORPORATED
By:

Name:

Title:

Tenth Amendment Signature Page

SKIS DYNASTAR, INC.
By:

Name:

Title:

Tenth Amendment Signature Page